Rule 497(e)
Registration No. 333-263619

Volatility Shares Trust
(the “Trust”)

Volatility Shares S&P 500 High Volatility Index ETF

1x Long VIX Futures Strategy K-1 Free ETF

-1x Short VIX Mid-Term Futures Strategy ETF

2x Bitcoin Strategy ETF

2x Ether ETF

(each, a “Fund” and together, the “Funds”)

September 16, 2024

Supplement To Each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

Notwithstanding anything to the contrary in each Fund’s summary prospectus, prospectus, and statement of additional information, effective immediately, the portfolio managers for each Fund, as applicable, are: Stuart Barton, Charles Lowery and Anand Desai. Each of the portfolio managers are jointly and primarily responsible for the day-to-day management of each Fund. All references to Penserra Capital Management LLC and the accompanying portfolio managers are deleted in their entirety. Below contains additional information regarding each Fund’s new portfolio managers.

Stuart Barton. Mr. Barton has been with the Adviser since 2019. From 2017 to 2023, he served as Managing Partner at Invest In Vol LLC, where he oversaw operations. From 2016 to 2017, he was Chief Investment Officer at Rex Shares LLC, an ETF sponsor. From 2014 to 2017 he was Managing Partner at Corpus Capital Partners LLC, a commodity pool operator, where he oversaw operations. From 2001 to 2008, he was an Equity Derivatives Trader at various institutions, including HSBC in Hong Kong, Barclays Capital PLC in New York, and Barclays Capital PLC in London. Mr. Barton holds a PhD in Economic History from the University of Cambridge, an MBA from the University of Surrey, and a B.Sc in engineering from the University of Cape Town.

Charles Lowery. Mr. Lowery has been with the Adviser since 2023. From 2017 to 2023, he served as Director of ETF Portfolio Management at Milliman Financial Risk Management LLC, where he helped establish the firm’s ETF sub-advisory business. From 2006 to 2016, he served as a Portfolio Manager at ProShares. Mr. Lowery holds a BS in Business Administration from Georgetown University.

Anand Desai. Mr. Desai has been with the Adviser since 2024. From 2015  to 2024, he was with Penserra Capital Management LLC, where he was Director – Senior Portfolio Manager from 2022 to 2024. From 2011 to 2015, he served as a portfolio fund accountant at State Street. Mr. Desai holds a BS in Managerial Economics from University of California, Davis.

As of September 13, 2024, each portfolio manager managed the investment vehicles (inclusive of the Funds) with the number of accounts and assets as set forth in the table below:

	Registered Investment Companies # of Accounts ($ Assets)	Other Pooled Investment Vehicles # of Accounts ($ Assets)	Other Accounts # of Accounts ($ Assets)
Stuart Barton	3 ($1.6 billion)	0 ($0)	2 ($519 million)
Charles Lowery	3 ($1.6 billion)	0 ($0)	2 ($519 million)
Anand Desai	3 ($1.6 billion)	0 ($0)	2 ($519 million)

Finally, Mr. Barton, Mr. Lowery, and Mr. Desai are compensated by Volatility Shares LLC and are paid a fixed salary and discretionary bonus based on the business performance of the firm.

Please Retain This Supplement for Future Reference.